Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Annual  Report of UVIC INC.(the "Company") on Form 10-K for the for the year ended March 31, 2016 as filed with the Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and   results of operations  of the Company.

Date: July 26, 2016

/s/ Iuldashkhan Umurzakov
Iuldashkhan Umurzakov
President,Chief Executive Officer and
Chief Financial Officer